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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                       OCTOBER 17, 2001 (OCTOBER 9, 2001)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                                   ----------

                     ALLIED RISER COMMUNICATIONS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                   ----------

               DELAWARE                                1-15425                              75-2789492
       (STATE OF INCORPORATION)                (COMMISSION FILE NUMBER)                   (IRS EMPLOYER
                                                                                      IDENTIFICATION NUMBER)


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            1700 PACIFIC AVENUE, SUITE 400, DALLAS, TEXAS 75201-4679
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)



                                 (214) 210-3000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS.

         Allied Riser Communications Corporation ("ARC") has entered into an amendment (the "Amendment") dated October 13, 2001 of its previously disclosed merger agreement (the "Merger Agreement") with Cogent Communications Group, Inc. ("Cogent").

         Additionally, on October 9, 2001, ARC has settled approximately $62,900,000 of its capital lease obligations. ARC's payment of $12,500,000 has released it and its subsidiaries from all obligations to the lessor and its affiliates under the capital lease agreement and various maintenance agreements with respect to equipment leased by ARC or its subsidiaries. Title to the equipment was transferred to ARC pursuant to the settlement and the lessor has agreed to release all liens on such equipment.

         The Merger Agreement and the Amendment are attached hereto as Exhibits
2.1 and 2.2. In addition, a copy of the press release announcing the merger is attached as Exhibit 99.1, and a copy of the press release announcing the amendment, the settlement and the filing by Cogent of its registration statement on Form S-4 is attached as Exhibit 99.2.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits:

              Exhibit
               Number      Description

                  2.1 Agreement and Plan of Merger, dated as of August 28, 2001, by and among Allied Riser Communications Corporation, Cogent Communications Group, Inc. and Augustus Caesar Merger Sub, Inc. (filed herewith)

                  2.2 Amendment No. 1 to Merger Agreement, dated as of October 13, 2001, by and among Allied Riser Communications Corporation, Cogent Communications Group, Inc. and Augustus Caesar Merger Sub, Inc. (filed herewith)

                  99.1 Press Release, dated August 29, 2001 (filed on Form 425 on August 29, 2001 and filed herewith)

                  99.2 Press Release, dated October 16, 2001 (filed herewith)



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     ALLIED RISER COMMUNICATIONS CORPORATION



                                     By: /s/ Quentin E. Bredeweg
                                        ----------------------------------------
                                         Quentin E. Bredeweg
                                         Senior Vice President and
                                         Chief Financial Officer


Date: October 17, 2001



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                                INDEX TO EXHIBITS

               EXHIBIT
                NUMBER     DESCRIPTION
                ------     -----------
                  2.1      Agreement and Plan of Merger, dated as of August 28,
                           2001, by and among Allied Riser Communications
                           Corporation, Cogent Communications Group, Inc. and
                           Augustus Caesar Merger Sub, Inc. (filed herewith)

                  2.2      Amendment No. 1 to Merger Agreement, dated as of
                           October 13, 2001, by and among Allied Riser
                           Communications Corporation, Cogent Communications
                           Group, Inc. and Augustus Caesar Merger Sub, Inc.
                           (filed herewith)

                  99.1     Press Release, dated August 29, 2001 (filed on Form
                           425 August 29, 2001 and filed herewith)

                  99.2     Press Release, dated October 16, 2001 (filed herewith




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